UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)        January 16, 2002
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                               The Players Network
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             (Exact name of registrant as specified in its charter)



         Nevada                      0-29363                   88-0343702
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(State or Other Jurisdiction        Commission              (IRS Employer
of Incorporation)                    File No.                Identification No.)


4620 Polaris Ave., Las Vegas, Nevada                               89103
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (702) 895-8884
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                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         The Players Network (the "Corporation") dismissed its principal accountant, Friedman, Alpren & Green, in a letter dated January 17, 2002. The dismissal was approved by the Board of Directors of the Corporation for cost reduction reasons.

         The former principal accountant's reports over the past two years have not contained any adverse opinion, disclaimer of opinion or modification as defined under Item 304(a)(1)(ii) of Regulation S-B. Further, there were no disagreements between the Corporation and the former principal accountant as defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Corporation's new principal accountant, Malone & Bailey, Inc. (located at 5444 Westheimer Road, Suite 2080, Houston, Texas, 77056) was retained effective January 16, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16.1 Letter on Change of Certifying Accountants from Former Accountants


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE PLAYERS NETWORK


Date:  January 20, 2002             By:     /s/ Seth Horn
                                       -----------------------------------------
                                            Seth Horn
                                            Chief Financial Officer